SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                              _____


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)

             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) February 13,
1995


Allegheny & Western Energy Corporation

     (Exact name of registrant as specified in its charter)


 West Virginia                       0-10618        55-0612692
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 300 Capitol Street, Suite 1600, Charleston, WV       25301
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:           (303) 343-4567



(Former name or former address, if changed since last report)


Item 5.   Other Events

     On February 13, 1995, Allegheny & Western Energy Corporation (the "Registrant") and Energy Corporation of America ("ECA") issued a news release, set forth as Exhibit 20(a) hereto, announcing that in connection with the pending merger of the Registrant with a subsidiary of ECA, both the Registrant and ECA had received "second requests" for additional information from the United States Department of Justice.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

20(a) News Release, dated February 13, 1995, with respect to a "second request" from the United States Department of Justice in connection with the pending merger of Allegheny & Western Energy Corporation with a subsidiary of Energy Corporation of America.

                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALLEGHENY & WESTERN ENERGY
                              CORPORATION


                              By:/s/ W. Merwyn Pittman
                                 Name: W. Merwyn Pittman
                                 Title: Vice President,
                                 Chief Financial Officer and
                                 Treasurer


Dated: February 15, 1995